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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT: AUGUST 3, 1998

                         URSTADT BIDDLE PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MARYLAND                     1-12803               04-2458042*
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        NUMBER)         IDENTIFICATION NUMBER)

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830
                                  203-863-8200

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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*    I.R.S. Employer Identification Number of HRE Properties, the predecessor to the registrant prior to the Reorganization described in Registration Statement No. 333-19113-01.

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ITEM 5.  OTHER EVENTS.

     Pursuant to authority vested in the Board of Directors of Urstadt Biddle Properties Inc., a Maryland corporation (the "Corporation"), under the Maryland General Corporation Law (the "MGCL") and the Corporation's Amended Articles of Incorporation (the "Articles of Incorporation"), on June 16, 1998, the Board of Directors of the Corporation established a new class of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and declared a special stock dividend (the "Stock Dividend") on the Corporation's existing Common Stock, par value $.01 per share (the "Common Stock"), consisting of one share of Class A Common Stock for each share of Common Stock outstanding as of the close of business on July 31, 1998 (the "Record Date"). The Stock Dividend is payable on August 14, 1998 (the "Distribution Date") to holders of record of the Common Stock at the close of business on the Record Date. The Class A Common Stock has been approved and authorized for listing on the New York Stock Exchange, Inc. (the "NYSE") and it is currently anticipated that regular trading of the Class A Common Stock on the NYSE will commence on August 17, 1998.

     The rights of the Class A Common Stock and the Common Stock are set forth in an Information Statement attached hereto as Exhibit 4.1 and incorporated herein by reference (the "Information Statement"). Reference is hereby made to the Information Statement, including the Articles Supplementary attached as Annex A thereto, for a complete description of the Class A Common Stock and the Stock Dividend. This summary should be read in conjunction with, and is qualified in its entirety by reference to, such Exhibit 4.1.

     In connection with the Stock Dividend and the establishment of the Class A Common Stock, the Corporation has amended and restated its Rights Agreement, dated as of March 12, 1997, in the form of an Amended and Restated Rights
Agreement, dated as of July 31, 1998 (the "Amended and Restated Rights Agreement"). The Amended and Restated Rights Agreement provides that holders of shares of Common Stock and Class A Common Stock (other than an Acquiring Person and certain affiliates and transferees of an Acquiring Person, as defined and set forth in the Amended and Restated Rights Agreement) shall be entitled to one Right (as defined in the Amended and Restated Rights Agreement) for each share of Common Stock and for each share of Class A Common Stock owned by such holders.

     In addition, the Amended and Restated Rights Agreement provides that any person or group of affiliated persons who acquires beneficial ownership of 10% or more of the combined voting power of the Common Stock and the Class A Common Stock will be deemed an Acquiring Person for purposes of the Amended and Restated Rights Agreement. In the event that any such person or group of affiliated or related persons shall become an Acquiring Person for purposes of the Amended and Restated Rights Agreement, the Rights will become exercisable by the holders thereof (other than the Acquiring Person) and will represent the right to acquire shares of Common Stock having a market value equal to twice the exercise price of the Rights. The Amended and Restated Rights Agreement exempts acquisitions of Common Stock and Class A Common Stock by Charles J. Urstadt, Chairman and Chief Executive Officer of the Corporation, members of his family and trusts or other vehicles controlled by such persons.

     A copy of the Amended and Restated  Rights  Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and therefore is qualified in its entirety by reference to such Exhibit 10.1.

EXHIBITS.

     4.1  Form of Information Statement of the Corporation.

     4.2 Form of Articles Supplementary of the Corporation (attached as Annex A to Exhibit 4.1).

     10.1 Amended and Restated Rights Agreement, dated as of July 31, 1998, between the Corporation and The Bank of New York, as Rights Agent.

     99.1 Press Release of the Corporation, dated June 16, 1998.

     99.2 Press Release of the Corporation, dated July 31, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on July 31, 1998.

                                 URSTADT BIDDLE PROPERTIES INC.

                                 By:  /s/ James R. Moore
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                                      James R. Moore,
                                      Executive Vice President, Chief
                                      Financial Officer, Treasurer and Secretary


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                                INDEX TO EXHIBITS

EXHIBITS.

     4.1  Form of Information Statement of the Corporation.

     4.2 Form of Articles Supplementary of the Corporation (attached as Annex A to Exhibit 4.1).

     10.1 Amended and Restated Rights Agreement, dated as of July 31, 1998, between the Corporation and The Bank of New York, as Rights Agent.

     99.1 Press Release of the Corporation, dated June 16, 1998.

     99.2 Press Release of the Corporation, dated July 31, 1998.